UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): May 3, 2005

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of	(Commission File #)	(IRS Employer Identification No.)
incorporation or organization

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)

(847) 437-1666 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Audited Financial Statements
Unaudited Financial Statements
Unaudited Pro Forma Condensed Combined

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 4, 2005, Electric City Corp. filed a Current Report on Form 8-K reporting, among other things, that on May 3, 2005 it completed the acquisition of Maximum Performance Group, Inc. (“MPG”). As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

The description of the acquisition of MPG contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger dated as of April 29, 2005, by and among Electric City Corp. and Maximum Performance Group, Inc., which was filed as Exhibit 10.2 to the original Form 8-K filed with the SEC on May 4, 2005 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.

Audited financial statements of Maximum Performance Group, Inc. for the years ended December 31, 2004 and 2003, including the notes thereto.

Unaudited financial statements of Maximum Performance Group, Inc. for the three months ended March 31, 2005 and 2004, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined balance sheet of Electric City Corp. as of March 31, 2005.

Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the three months ended March 31, 2005, and the year ended December 31, 2004.

(c)	Exhibits

10.1 *	Agreement and Plan of Merger dated as of April 29, 2005

99.1	Audited financial statements of Maximum Performance Group, Inc. for the years ended December 31, 2004 and 2003.

99.2	Unaudited financial statements of Maximum Performance Group, Inc. for the three months ended March 31, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of Electric City Corp. as of March 31, 2005.

Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the three months ended March 31, 2005, and the year ended December 31, 2004.

Notes to unaudited pro forma condensed combined financial statements.

*	Filed previously

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated:	July 15, 2005	By:	/s/ Jeffrey R. Mistarz

	Jeffrey R. Mistarz		Chief Financial Officer & Treasurer
(principal financial and accounting officer)

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1 *	Agreement and Plan of Merger dated as of April 29, 2005

99.1	Audited financial statements of Maximum Performance Group, Inc. for the years ended December 31, 2004 and 2003.

99.2	Unaudited financial statements of Maximum Performance Group, Inc. for the three months ended March 31, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet of Electric City Corp. as of March 31, 2005.

Unaudited pro forma condensed combined statement of operations of Electric City Corp. for the three months ended March 31, 2005, and the year ended December 31, 2004.

Notes to unaudited pro forma condensed combined financial statements.

*	Filed previously